Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition - SQ Service Quality’s [Member]
Apr. 05, 2021 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition [Line Items]
Net assets excluding cash acquired	$ 84
Other long-term assets	64
Intangible assets	431
Deferred taxes	(99)
Other long-term liabilities	(107)
Redeemable non-controlling interests	(797)
Goodwill	1,246
Total assets acquired net of acquired cash	$ 822